UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2021

WILLIAM PENN BANCORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-40255	85-3898797
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

10 Canal Street, Suite 104, Bristol, Pennsylvania 19007

(Address of principal executive offices) (Zip Code)

(267) 540-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WMPN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appontment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)       On May 19, 2021, the Board of Directors of William Penn Bancorporation (the “Company”) and its wholly owned subsidiary, William Penn Bank (the “Bank”), approved the promotion of Jonathan T. Logan, Senior Vice President and Chief Financial Officer of the Company and the Bank, to Executive Vice President and Chief Financial Officer of the Company and the Bank, effective immediately.

(e)      On May 19, 2021, the Company and the Bank entered into a Separation and Release Agreement (the “Agreement”) with Gregory S. Garcia (the “Executive”). As previously disclosed, the Executive resigned as Executive Vice President and Chief Operating Officer of the Company and the Bank effective as of May 19, 2021.

Pursuant to the terms of the Agreement, the Executive will receive (i) a lump sum amount of $100,000, less required payroll withholdings, which is equal to six months of Executive’s current annual base salary, and (ii) twelve months of the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) charge in effect on the date of the Executive’s termination of employment with the Company and the Bank for the type of Bank-provided group health plan coverage selected by Executive for himself and any eligible dependents that was in effect on the date of the Executive’s termination of employment, less required payroll withholdings; provided, however, that the Executive’s right to receive such COBRA benefit shall terminate at such time as Executive commences health plan coverage with another employer following the Executive’s termination date. In addition, under the terms of the Agreement, the Executive is permitted to retain the current interest rate on the residential mortgage loan that he entered into with the Bank in connection with his personal residence, and such interest rate shall not recalibrate to a higher percentage rate despite his departure from the Company and the Bank.

The Agreement also provides for a customary general release of claims against the Company and the Bank from the Executive.

The Agreement will become effective on May 27, 2021 unless it is revoked by the Executive prior to that date in accordance with the terms of the Agreement.

The Company will file a copy of the Agreement as an exhibit to its Annual Report on Form 10-K for the fiscal year ending June 30, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WILLIAM PENN BANCORPORATION

Date: May 24, 2021	By:	/s/ Kenneth J. Stephon
Kenneth J. Stephon
President and Chief Executive Officer